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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 23, 2007


                              PORTER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Kentucky                         001-33033              61-1142247
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(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)


               2500 Eastpoint Parkway, Louisville, Kentucky, 40223
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                    (Address of principal executive offices)


                                 (502) 499-4800
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              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On August 23, 2007, Porter Bancorp, Inc. issued a press release announcing that its Board of Directors declared a cash dividend of $0.20 per share. A copy of the press release is attached hereto as Exhibit 99.1 to this Form 8-K.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

        (d) Exhibits


Exhibit No.     Description of Exhibit
99.1            Press Release issued by Porter Bancorp, Inc. on August 23, 2007




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 23, 2007                  Porter Bancorp, Inc.

                                       By: /s/ Maria L. Bouvette
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                                           Maria L. Bouvette,
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX
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Exhibit         Description
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99.1            Press Release dated August 23, 2007